UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 27, 2009

HealthStream, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Tennessee	000-27701	621443555
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

209 10th Ave. South, Suite 450, Nashville, Tennessee		37203
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	615-301-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On July 27, 2009, HealthStream, Inc. (the "Company") issued a press release announcing results of operations for the second quarter ended June 30, 2009, the text of which is set forth in Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

On July 27, 2009, HealthStream, Inc. (the "Company") issued a press release announcing results of operations for the second quarter ended June 30, 2009, the text of which is set forth in Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release dated July 27, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthStream, Inc.

July 27, 2009	By:	Gerard M. Hayden, Jr.

Name: Gerard M. Hayden, Jr.
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated July 27, 2009.